EXHIBIT 99.1

CONTACT:	JOSEPH MACNOW
(201) 587-1000

888 Seventh Avenue
New York, NY 10019

FOR IMMEDIATE RELEASE – May 1, 2017

Vornado Announces First Quarter 2017 Financial Results

NEW YORK.......VORNADO REALTY TRUST (New York Stock Exchange: VNO) filed its Form 10-Q for the quarter ended March 31, 2017 today and reported:

Quarter Ended March 31, 2017 Financial Results

•         NET INCOME attributable to common shareholders for the quarter ended March 31, 2017 was $47.8 million, or $0.25 per diluted share, compared to a net loss attributable to common shareholders of $114.2 million, or $0.61 per diluted share, for the quarter ended March 31, 2016.  Adjusting net income (loss) attributable to common shareholders for the items listed in the table on the following page, net income attributable to common shareholders for the quarter ended March 31, 2017 was $56.7 million, or $0.30 per diluted share, and for the quarter ended March 31, 2016 was $40.6 million, or $0.21 per diluted share.

•         FUNDS FROM OPERATIONS attributable to common shareholders plus assumed conversions (“FFO”) for the quarter ended March 31, 2017 was $205.7 million, or $1.08 per diluted share, compared to $203.1 million, or $1.07 per diluted share, for the quarter ended March 31, 2016.  Adjusting FFO for the items listed in the table on the following page, FFO for the quarter ended March 31, 2017 was $215.6 million, or $1.13 per diluted share, and for the quarter ended March 31, 2016 was $198.6 million, or $1.05 per diluted share.

Supplemental Financial Information

Further details regarding results of operations, properties and tenants can be accessed at the Company’s website www.vno.com.  Vornado Realty Trust is a fully – integrated equity real estate investment trust.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  For a discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see “Risk Factors” in Part I, Item 1A, of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2016.  Such factors include, among others, risks associated with the timing of and costs associated with property improvements, financing commitments and general competitive factors.

(tables to follow)

The following table reconciles our net income (loss) to net income, as adjusted and FFO to FFO, as adjusted:

(Amounts in thousands, except per share amounts)	For the Three Months Ended March 31,
	2017	2016
Net income (loss) attributable to common shareholders	$47,752	$(114,163)
Per diluted share	$0.25	$(0.61)

Certain items that impact net income (loss) attributable to common shareholders:
Acquisition and transaction related costs	$(8,005)	$(4,607)
(Loss) income from real estate fund investments, net	(3,235)	5,311
Net income (loss) from discontinued operations and sold properties	2,428	(1,429)
Net gains on sale of residential condominiums	501	714
Skyline properties impairment loss	-	(160,700)
Our share of partially owned entities:
Real estate impairment losses	(3,051)	(4,353)
Net gain on sale of real estate	1,853	-
	(9,509)	(165,064)
Noncontrolling interests' share of above adjustments	593	10,340
Total of certain items that impact net income (loss) attributable to common shareholders, net	$(8,916)	$(154,724)

Net income attributable to common shareholders, as adjusted	$56,668	$40,561
Per diluted share	$0.30	$0.21

FFO (1)	$205,729	$203,137
Per diluted share	$1.08	$1.07

Certain items that impact FFO:
Acquisition and transaction related costs	$(8,005)	$(4,607)
(Loss) income from real estate fund investments, net	(3,235)	5,311
Net gains on sale of residential condominiums	501	714
FFO from discontinued operations and sold properties	161	3,460
	(10,578)	4,878
Noncontrolling interests' share of above adjustments	660	(302)
Total of certain items that impact FFO, net	$(9,918)	$4,576

FFO, as adjusted	$215,647	$198,561
Per diluted share	$1.13	$1.05

(1)	See page 4 for a reconciliation of our net income (loss) to FFO for the three months ended March 31, 2017 and 2016.

VORNADO REALTY TRUST
OPERATING RESULTS FOR THE THREE MONTHS ENDED
MARCH 31, 2017 AND 2016

(Amounts in thousands, except per share amounts)	For the Three Months Ended March 31,
	2017	2016
Revenues	$620,848	$613,037

Income (loss) from continuing operations	$71,419	$(92,324)
Income from discontinued operations	2,428	716
Net income (loss)	73,847	(91,608)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(6,737)	(9,678)
Operating Partnership	(3,229)	7,487
Net income (loss) attributable to Vornado	63,881	(93,799)
Preferred share dividends	(16,129)	(20,364)
Net income (loss) attributable to common shareholders	$47,752	$(114,163)

Income (loss) per common share - Basic:
Income (loss) from continuing operations, net	$0.24	$(0.61)
Income from discontinued operations, net	0.01	-
Net income (loss) per common share	$0.25	$(0.61)
Weighted average shares outstanding	189,210	188,658

Income (loss) per common share - Diluted:
Income (loss) from continuing operations, net	$0.24	$(0.61)
Income from discontinued operations, net	0.01	-
Net income (loss) per common share	$0.25	$(0.61)
Weighted average shares outstanding	190,372	188,658

FFO	$205,729	$203,137
Per diluted share	$1.08	$1.07

FFO, as adjusted	$215,647	$198,561
Per diluted share	$1.13	$1.05

Weighted average shares used in determining FFO per diluted share	190,412	189,664

The following table reconciles our net income (loss) to FFO:
(Amounts in thousands, except per share amounts)	For the Three Months Ended March 31,
	2017	2016
Net income (loss) attributable to common shareholders	$47,752	$(114,163)
Per diluted share	$0.25	$(0.61)

FFO adjustments:
Depreciation and amortization of real property	$130,469	$134,121
Net gain on sale of real estate	(2,267)	-
Real estate impairment loss	-	160,700
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	39,074	39,046
Net gain on sale of real estate	(1,853)	-
Real estate impairment losses	3,051	4,353
	168,474	338,220
Noncontrolling interests' share of above adjustments	(10,517)	(20,942)
FFO adjustments, net	$157,957	$317,278

FFO attributable to common shareholders	$205,709	$203,115
Convertible preferred share dividends	20	22
FFO attributable to common shareholders plus assumed conversions	$205,729	$203,137
Per diluted share	$1.08	$1.07

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.  A reconciliation of our net income (loss) to FFO is provided above.  In addition to FFO, we also disclose FFO, as adjusted.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, we believe it provides a meaningful presentation of operating performance.  Reconciliations of FFO to FFO, as adjusted are provided on page 2 of this press release.

Conference Call and Audio Webcast

As previously announced, the Company will host a quarterly earnings conference call and an audio webcast on Tuesday, May 2, 2017 at 10:00 a.m. Eastern Time (ET).  The conference call can be accessed by dialing 800-708-4540 (domestic) or 847-619-6397 (international) and indicating to the operator the passcode 44748348.  A telephonic replay of the conference call will be available from 1:00 p.m. ET on May 2, 2017 through June 1, 2017.  To access the replay, please dial 888-843-7419 and enter the passcode 44748348#.  A live webcast of the conference call will be available on the Company’s website at www.vno.com and an online playback of the webcast will be available on the website for 90 days following the conference call.

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